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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 2, 2003

                              PARK CITY GROUP, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

            NEVADA                     000-03718                 37-1454128
-----------------------------        -------------          --------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

           333 Main Street #300
           Park City, UT 84060                              84060
      -----------------------------                     -----------
      (Principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code    (435) 649-2221

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant. N/A

Item 2. Acquisition or Disposition of Assets.

In June 2001 the Company received Subscription Agreements from three investors for 9,000,000 shares of common stock for $1,530,000. The Company was the holder of Secured Promissory Notes and Pledge Agreements related to the Subscription Agreements.

The Company has previously received $461,800 under the agreements and released 2,716,471 shares from the Pledge Agreements. The remaining secured Promissory Notes are in default. Pursuant to the terms of the Notes and Pledge Agreements, the Company has cancelled the remaining 6,283,529 shares and the related subscription receivable.

Item 3. Bankruptcy or Receivership. N/A

Item 4. Changes in Registrant's Certifying Accountant N/A

Item 5. Other Events and Regulation FD Disclosure. N/A

Item 6. Resignations of Registrant's Directors. N/A

Item 7. Financial Statements and Exhibits.

        99. 1   Subscription Agreement         Carrington Capital
        99. 2   Promissory Notes (2)           Carrington Capital
        99. 3   Pledge Agreement               Carrington Capital
        99. 4   Cancelled Certificates (5)     Carrington Capital
        99. 5   Subscription Agreement         Elenson
        99. 6   Promissory Note                Elenson
        99. 7   Pledge Agreement               Elenson
        99. 8   Cancelled Certificates (6)     Elenson

Item 8. Change in Fiscal Year. N/A

Item 9. Regulation FD Disclosure. N/A

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics; N/A

Item 11. Public notice of a pension fund blackout period N/A

Item 12. Results of Operation and Financial Condition N/A

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2003                           PARK CITY GROUP, INC.
                                           -------------------------------------
                                            (Registrant



                                             /s/ Peter Jensen
                                           -------------------------------------
                                           Peter Jensen, Chief Financial Officer